UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 16, 2010 (March 10, 2010)

Date of Report (Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

(770) 829-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

On March 10, 2010, Spectrum Brands, Inc. (“Spectrum Brands”) announced that it had successfully completed a solicitation of consents (the “Consent Solicitation”) to proposed amendments to certain definitions and covenants in the indenture, dated August 28, 2009, by and between Spectrum Brands, the guarantors named therein and U.S. Bank National Association, as trustee (the “Indenture”), governing Spectrum Brands’ outstanding 12% Senior Subordinated Toggle Notes Due 2019 (the “Notes”). Specifically, Spectrum Brands received the consent of holders representing a majority in aggregate principal amount of the Notes outstanding excluding Notes owned by affiliates of Spectrum Brands (the “Requisite Consents”). Therefore, the amendments sought by Spectrum Brands were approved.

After receipt of the Requisite Consents, on March 15, 2010, Spectrum Brands entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture with the guarantors named therein and U.S. Bank National Association, as trustee. The effect of the Supplemental Indenture is to amend the Indenture in connection with the Agreement and Plan of Merger, dated as of February 9, 2010, by and among SB/RH Holdings, Inc. (“SB/RH Holdings”), Battery Merger Corp., Grill Merger Corp., Spectrum Brands and Russell Hobbs, Inc. (“Russell Hobbs”), as amended from time to time (the “Merger Agreement”), to accommodate the formation of SB/RH Holdings, a new holding company for Spectrum Brands’ and Russell Hobbs’ combined business and to provide more accommodative debt incurrence covenants in light of the combined business.

Specifically, the Supplemental Indenture makes the following amendments to the Indenture:

(a) amend the definition of “Change of Control” in Section 1.01 of the Indenture to exclude the Harbinger Parties and their Affiliates (each as defined in the Supplemental Indenture) from clauses (c) and (e) thereof;

(b) amend the definition of “Continuing Directors” in Section 1.01 of the Indenture to change “Issue Date” in clause (a) thereof to “Merger Closing Date”;

(c) amend the definition of “Credit Facilities” in Section 1.01 of the Indenture to expressly include indebtedness consisting of notes or bonds;

(d) amend Section 4.07(b)(vii) of the Indenture (which permits Spectrum Brands to repurchase Equity Interests (as defined in the Indenture) held by any employee, former employee, director or former director of Spectrum Brands) to allow Spectrum Brands to make payments to SB/RH Holdings in connection with the repurchase, redemption or other acquisition or retirement for value of any Equity Interests (as defined in the Indenture) of SB/RH Holdings or Spectrum Brands held by any employee, former employee, director or former director of Spectrum Brands (or any of its Restricted Subsidiaries (as defined in the Indenture)) or any permitted transferee of any of the foregoing pursuant to the terms of any employee equity subscription agreement, stock option agreement or similar agreement;

(e) amend Section 4.07(b) of the Indenture to allow Spectrum Brands to make payments to SB/RH Holdings to allow SB/RH Holdings to pay (i) SB/RH Holdings’ administrative expenses and corporate overhead, franchise fees, public company costs (including Securities and Exchange Commission and auditing fees) and customary director fees in an aggregate amount not to exceed $5 million in any calendar year, (ii) premiums and deductibles in respect of directors and officers insurance policies, and (iii) income taxes attributable to Spectrum Brands and its Subsidiaries;

(f) amend Section 4.09(b)(i) of the Indenture to increase the amount of indebtedness permitted thereunder to $1.85 billion;

(g) amend Section 4.09(b)(viii) of the Indenture to increase the amount of indebtedness permitted thereunder to $100 million; and

(h) amend Section 4.11(b) of the Indenture to exclude the transactions contemplated by the Merger Agreement from the definition of “Affiliate Transactions” (as defined in the Indenture).

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 10, 2010, Spectrum Brands issued a press released announcing the successful completion of the Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of a proposed business combination involving Spectrum Brands and Russell Hobbs. In connection with the proposed transaction, SB/RH Holdings plans to file with the SEC a Registration Statement on Form S-4 that includes the proxy statement of Spectrum Brands and that also constitutes a prospectus of SB/RH Holdings. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Spectrum Brands. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Spectrum Brands through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained on Spectrum Brands’ website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum Brands, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum Brands and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum Brands and Russell Hobbs stockholders in connection with the proposed acquisition will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. You can find information about Spectrum Brands’ executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum Brands in the manner set forth above.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

	Exhibit No.	Description

	4.1	Supplemental Indenture, dated March 15, 2010, to the indenture governing Spectrum Brands’ 12% Senior Subordinated Toggle Notes Due 2019, dated August 28, 2009, by and between Spectrum Brands, the guarantors named therein and U.S. Bank National Association, as trustee.

	99.1	Press release dated March 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2010	SPECTRUM BRANDS, INC.

	By:	/S/ ANTHONY L. GENITO
	Name:	Anthony L. Genito
	Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer